UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 29, 2005




                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



     Delaware                   1-3919                       37-0364250
  (State or other             (Commission                   (IRS Employer
  jurisdiction of             File Number)                  Identification
  incorporation)                                                 No.)



               5430 LBJ Freeway, Suite 1740, Dallas, TX 75240-2697 (Address of principal executive offices) (Zip Code)



                                 (972) 458-0028
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12  under  the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to  Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under  the
         Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

     The Registrant, debtor-in-possession, has entered into a Lock-Up Agreement (the "Agreement") with Contran Corporation ("Contran"), the Registrant's largest pre-petition shareholder, EWP Financial, LLC, an affiliate of Contran and one of the Registrant's Debtor-In-Possession lenders, certain retiree groups, the Independent Steel Workers Alliance (the "ISWA"), the Registrant's largest labor union, the Official Committee of Unsecured Creditors of the Registrant (the "Committee") and certain individual members of the Committee (collectively, the "Parties") with respect to terms and conditions of a proposed consensual plan of reorganization for the Registrant and its direct and indirect Debtor operating subsidiaries (the "Consensual Plan").

     The Agreement provides the Registrant will, among other things, finalize the Consensual Plan with the input of the other Parties to incorporate terms and conditions in the Agreement and file such Consensual Plan with the United States Bankruptcy Court for the Eastern District of Wisconsin (the "Bankruptcy Court") for its approval for solicitation of a vote to consummate the Consensual Plan. The negotiated Consensual Plan will, among other things, incorporate the following provisions:

     o Certain provisions of the previously negotiated and Bankruptcy Court-approved amendment to the collective bargaining agreement with the ISWA;
     o Specific provisions of the previously negotiated agreement regarding healthcare related payments to certain retiree groups;
     o    Payments  to   unsecured   creditors   of  the   Registrant   and  its
          subsidiaries;
     o Conversion of certain pre-petition secured and unsecured claims to equity in the reorganized Registrant;
     o Administrative services to continue to be provided by Contran to the reorganized Registrant under a new Intercorporate Services Agreement;
     o    Formation of a Creditor Trust; and
     o Issuance of new common stock of the Registrant to holders of certain secured claims and to all holders of unsecured claims of the Registrant and its Debtor subsidiaries.

     The Agreement also provides for a process to evaluate an alternative plan of reorganization for the Registrant. The Agreement remains subject to approval of the Bankruptcy Court.

     Up to date information concerning Keystone's bankruptcy case, copies of Bankruptcy Court filings, including the Registrant's motion to approve the Agreement, and orders issued by the Bankruptcy Court related to the case may be found at http://www.kccllc.com .

Item 7.01    Regulation FD Disclosure

     The Registrant hereby furnishes the information set forth in the press release issued on March 29, 2005, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the Exhibit, the Registrant furnishes in this report is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

     Item No.       Exhibit Index
    ----------      -----------------------------------------------------------
       99.1         Press Release dated March 29, 2005 issued by the Registrant

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                      (Registrant)




                                      By: /s/ Bert E. Downing, Jr.
                                      Bert E. Downing, Jr.,
                                      Vice President, Chief Financial Officer,
                                      Corporate Controller and Treasurer

Date:  April 1, 2005

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       ------------------------------------------------------------
99.1              Press Release dated March 29, 2005 issued by the Registrant.